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                                                                   Exhibit 10.5

                                   [FORM OF]

                    INFORMATION MANAGEMENT ASSOCIATES, INC.

                      Non-Qualified Stock Option Agreement
                      ------------------------------------

     Non-Qualified Stock Option Agreement (the "Agreement") made this _____ day of _______________, 19____ between INFORMATION MANAGEMENT ASSOCIATES, INC., a Connecticut corporation, (hereinafter called the "Corporation") and _______________________ (hereinafter called the "Grantee").

     In consideration of the premises, the mutual covenants hereinafter set forth, and other good and valuable consideration, the Corporation and the Grantee agree as follows:

     1.  Award of Option.  The Corporation hereby awards to the Grantee, as a
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matter of separate inducement and agreement, and not in lieu of salary or any other compensation for services, options to purchase an aggregate of _____________ shares of the Corporation's Common Stock ("Stock") pursuant to the nonqualified stock option provisions contained in Part III of the Information Management Associates, Inc. 1996 Employee and Consultant Stock Option Plan (the "Plan"), on the terms and conditions hereinafter set forth, at the purchase price of $________ per share (such shares, number of shares and purchase price being subject to adjustment as provided in Paragraph 9 below). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Plan.

     2.  Terms of Plan.  The Plan, a copy of which is attached hereto, is
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incorporated herein by reference and is made part of this Agreement as if fully set forth herein. This Agreement is subject to, and the Corporation and the Grantee agree to be bound by, all of the terms and conditions of the Plan as the same exists at the time this Agreement was entered. The Plan shall control in the event there is any express conflict between the Plan and the terms hereof, and on such matters that are not expressly covered in this Agreement.
Subsequent amendments of the Plan shall not adversely affect the Grantee's rights under this Agreement.

     [TWO OPTIONS FOR SECTION 3]

     [OPTION 1:  ONE YEAR VESTING PERIOD]

     3.  Exercise of Option.  The stock options granted pursuant to this
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Agreement are exercisable as to all of the shares of Stock covered hereby on or after __________________.

     [OPTION 2:  VESTING OVER MORE THAN ONE YEAR]
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     3.  Exercise of Option.  The stock options granted pursuant to this
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Agreement are exercisable as follows:

     (a) as to ______ of the shares of Stock with respect to which options are granted hereby, on or after ____________________;

     (b) as to ______ of the shares of Stock with respect to which options are granted hereby, on or after ____________________;

     (c) as to ______ of the shares of Stock with respect to which options are granted hereby, on or after ____________________; and

     (d) as to ______ of the shares of Stock with respect to which options are granted hereby, on or after ____________________.

     Each exercise must encompass at least 100 shares. In the event the Grantee's exercise includes a fractional share, the Corporation will not be required to issue a fractional share but will pay the Grantee in cash the value of such fraction. All unexercised rights shall lapse and forever terminate after the expiration of ten years from the date of this Agreement (the "Option Period").

     4.  Termination of Employment or Consulting Engagement.
         --------------------------------------------------

     (a)  Employment

          (1) If Grantee's employment is terminated, including termination by reason of retirement at or after age 65 or by reason of Disability (other than for Cause or voluntary termination prior to retirement at or after age 65 or death), only those Non-Qualified Stock Options held by the Grantee which were immediately exercisable by the Grantee at the date of the termination of Grantee's employment shall be exercisable by the Grantee following the termination of Grantee's employment. Such Non-Qualified Stock Options must be exercised within three months after such termination of employment (but in no event after expiration of the Option Period) or they shall be forfeited.

          (2) If Grantee's employment is terminated for Cause or if the Grantee shall have voluntarily terminated employment other than by retirement at or after age 65, all then outstanding Non-Qualified Stock Options held by the Grantee shall expire immediately and such Non-Qualified Stock Options shall not be exercisable after the date of the termination of Grantee's employment.


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          (3) If Grantee's employment is terminated by death, only those Non-
Qualified Stock Options held by the Grantee which were immediately exercisable at the date of death shall be exercisable by the representative of the Grantee's estate or beneficiaries thereof to whom the Non-Qualified Stock Options have been transferred. Such Non-Qualified Stock Options must be exercised by the earlier of (i) three months from the date of the Grantee's death or (ii) the expiration of the Option Period, or they shall be forfeited.

          (4) The Board may grant a leave of absence to any Grantee and, for purposes hereunder, such Grantee shall be deemed to continue to be employed for purposes of continuing such Grantee's employment with the Corporation or its Affiliates during such leave of absence.

     (b)  Consulting Engagement

          (1) If Grantee's consulting engagement is terminated (other than for Cause or voluntary termination or death), only those Non-Qualified Stock Options held by the Grantee which were immediately exercisable at the date of termination of the Grantee's consulting engagement shall be exercisable by the Grantee following the termination of the Grantee's consulting engagement. Such Non-Qualified Stock Options must be exercised within three months after such termination of the Grantee's consulting engagement (but in no event after expiration of the Option Period) or they shall be forfeited.

          (2) If Grantee's consulting engagement is terminated for Cause or if the Grantee shall have voluntarily terminated his or her consulting engagement, all then outstanding Non-Qualified Stock Options held by the Grantee shall expire immediately and such Non-Qualified Stock Options shall not be exercisable after the date of termination of the Grantee's consulting engagement.

          (3) If Grantee's consulting engagement is terminated by death, only those Non-Qualified Stock Options immediately exercisable at the date of the Grantee's death shall be exercisable by the representative of the Grantee's estate or beneficiaries thereof to whom the Non-Qualified Stock Options have been transferred. Such Non-Qualified Stock Options must be exercised by the earlier of (i) three months from the date of the Grantee's death or (ii) the expiration of the Option Period, or they shall be forfeited.

     5.  Manner of Exercise.  Full payment for the shares of Stock purchased
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shall be made at the time of any exercise of options pursuant to this Agreement.
The purchase price shall be payable to the Corporation in United States dollars in cash or by check, bank


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draft, or postal or express money order.  The Board, in its discretion, may permit Grantee to make partial or full payment of the purchase price by the surrender of Stock owned by the Grantee prior to the date of exercise. Shares of Stock surrendered in payment of the purchase price as provided above shall be valued at the Fair Market Value thereof on the date of exercise, surrender of such to be evidenced by delivery of the certificate(s) representing such shares in such manner, and endorsed in such form, or accompanied by stock powers endorsed in such form, as the Board may determine. Subject to the terms and conditions hereof, the options shall be exercisable by notice to the Corporation on the form provided by the Corporation, a copy of which is attached hereto. In the event that the options are being exercised by any person or persons other than the Grantee, the notice shall be accompanied by proof, satisfactory to the Corporation, of the right of such person or persons to exercise any right under this Agreement.

     6.  Rights of Grantee.  The grant of any option in any year shall give such
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Grantee neither any right to similar grants in future years nor any right to be retained as an employee of the Corporation. The right and power of the Corporation to dismiss or discharge any participant is specifically unqualifiedly unimpaired by this Agreement.

     Neither the Grantee nor any other person legally entitled to exercise any rights under this Agreement shall be entitled to any of the rights or privileges of a stockholder of the Corporation with respect to any shares which may be issuable upon any exercise pursuant to this Agreement, unless and until a certificate or certificates representing such shares shall have been actually issued and delivered to the Grantee or such person.

     7.  Non-Transferability of Option.  Except as otherwise provided herein,
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the options and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any way, other than by will or the laws of descent and distribution, and the options hereunder shall be exercisable during the Grantee's lifetime only by the Grantee or his conservator.

     8.  Taxes and Withholding. All payments to Grantee or to his or her legal
         ---------------------
representative shall be subject to any applicable tax, community property, or other statutes or regulations of the United States or of any state having jurisdiction thereof. The Grantee may be required to pay to the Corporation the amount of any withholding taxes which the Board, in its sole discretion, deems necessary to be withheld in order to comply with any applicable statutes or regulations with respect to this Stock Option or its exercise. In the event that such payment is not made when due, the Corporation shall have the right to deduct, to the extent permitted by law, from any payment or settlement of any kind otherwise due to


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such person all or part of the amount required to be withheld.  If the Board, in its sole discretion, permits shares of Stock to be used to satisfy any such tax withholding, such Stock shall be valued based upon the Fair Market Value of such Stock as of the date the tax withholding is required to be made, such date to be determined by the Board. The Corporation shall not be required to issue Stock until such obligations are satisfied.

     9.  Recapitalization Adjustments.
         ----------------------------

     (a) In the event of any change in capitalization affecting the Stock, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, the number of shares of Stock covered by this Agreement, and the purchase price per share of Stock in respect of this Agreement.

     (b) Any provision hereof to the contrary notwithstanding, in the event the Corporation is a party to a merger or other reorganization, this Agreement shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of this Agreement by the surviving corporation or its parent, for its continuation by the Corporation (if the Corporation is a surviving corporation), for accelerated vesting and accelerated expiration of Stock Options covered by this Agreement or for settlement of such options in cash.

     10.  Notices.  Each notice to the Corporation relating to this Agreement
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shall be in writing and delivered in person or by registered mail to the
Corporation at its office, One Corporate Drive, Suite 414, Shelton, Connecticut 06484, to the attention of the Secretary. All notices to the Grantee or other person or persons then entitled to exercise any right pursuant to this agreement shall be delivered to the Grantee or such other person or persons at the Grantee's address specified below or at such other address as the Grantee or such other person may specify in writing to the Corporation by a notice delivered in accordance with this paragraph.

     11.  Restriction on Shares.  The Corporation's obligation to issue or
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deliver any certificate or certificates for shares of Stock under this
Agreement, and the transferability of shares of Stock acquired by the exercise of these options, shall be subject to all of the following conditions, which, by his execution of this Agreement, the Grantee acknowledges may affect the exercisablility


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of these options and the transferability of any shares acquired upon exercise hereof:

          (a) Any registration or other qualification of such shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Board shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable provided that, the Corporation shall be under no obligation to register or qualify these options or the shares subject to these options;

          (b) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Board shall, in its absolute discretion upon the advice of counsel, determine to be necessary or advisable;

          (c) Each stock certificate issued pursuant to this Agreement shall bear such legends which the Corporation shall determine, in its absolute discretion, are necessary or advisable, or which in the opinion of counsel to the Corporation are required under applicable federal or state securities laws; and

          (d) The Corporation shall not be obligated to issue or deliver any shares of Stock pursuant to this Agreement or the exercise thereof if such issuance or delivery would, in the opinion of counsel to the Corporation, be a violation of any applicable state or federal law or regulation.

     12.  Miscellaneous.  This Agreement comprises the whole agreement between
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the parties hereto.  It may not be modified or terminated orally, and it shall be deemed to be a Connecticut contract, subject to construction and enforcement in accordance with the laws of Connecticut.

     This Agreement shall inure to the benefit of, and be binding upon, each successor of the Corporation and, to the extent specifically provided herein and in the Plan, shall inure to the benefit of and be binding upon the Grantee's heirs, legal representatives, and successors.


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     IN WITNESS WHEREOF, this Agreement is executed by the Grantee and by the
Corporation through its duly authorized officer or officers as of the day and year first above written.

                                    GRANTOR:

                                    INFORMATION MANAGEMENT
                                    ASSOCIATES, INC.



                                    By:
                                         ------------------------------
                                         Name:
                                         Title:



                                    GRANTEE:


                                    -----------------------------------
                                    Name:

                                    Address:

                                    ------------------------------

                                    ------------------------------

                                    ------------------------------

                                    Social Security No.:


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                        LETTER OF STOCK OPTION EXERCISE


CONFIDENTIAL

INFORMATION MANAGEMENT ASSOCIATES, INC.
One Corporate Drive
Suite 414
Shelton, Connecticut  06484

Attention:   Secretary

Gentlemen:

     I wish to purchase the following shares of Common Stock by exercising the options granted to me on ________________________ pursuant to a Non-Qualified Stock Option Agreement, dated ______________________:

     Nonqualified stock option shares:  __________________

     The purchase price for these shares is $______ per share. My check payable to Information Management Associates, Inc. in the amount of $_______________ in payment of the purchase price is enclosed. Please issue the stock certificate(s) for these shares in my name as follows:



                       ------------------------------------
                       *Name

                       ------------------------------------

                       ------------------------------------
                       Address

                       ------------------------------------
                       Social Security Number


     I understand and acknowledge that neither the stock options granted to me under the Non-Qualified Stock Option Agreement or the shares to be issued to me upon exercise thereof have been registered under the Securities Act of 1933, as amended (the "Act") or under state securities laws. I am acquiring such shares for investment and not with a view to the distribution thereof. I have been provided with financial and other information regarding Information Management Associates, Inc. ("IMA") sufficient to enable me to make an informed investment decision with respect to
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the purchase of the shares and have had an opportunity to ask questions of and receive answers from management of IMA with respect to its financial condition, results of operations and material aspects of its business. I understand and agree that the Company is under no obligation to register the shares and that I must hold the shares indefinitely unless such shares are registered under the Act or there is an exemption from the registration requirements of the Act which applies to any proposed transfer.

                                       Sincerely yours,



                                       --------------------------------------
                                       Signature


                                       (    )          (    )
                                        ---- ---------- ---- ---------
                                       Office Telephone/Home Telephone





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*    If you wish to have the shares issued in your name and that of another person jointly, we suggest that the following form be used: "(Your name) and (name of other person), as joint tenants with right of survivorship."


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                          LETTER OF STOCK OPTION GRANT


                           Date
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-------------------------

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Dear ____________________:

     I am pleased to confirm that you have been awarded a Nonqualified Stock Option (the "Option") under the Information Management Associates, Inc. 1996 Employee and Consultant Stock Option Plan (the "Plan"). Enclosed is a Nonqualified Stock Option Agreement (the "Agreement"), which has been signed by Information Management Associates, Inc. Please sign such Agreement and return a copy to me in the enclosed envelope.

     As you know, the Option covers common shares of Information Management Associates, Inc. and are exercisable in accordance with the terms of the Agreement. In addition, the shares covered by this Option have not been registered under state or federal securities laws. Accordingly, under these laws, until such time as an effective registration statement is filed or an exemption becomes available with respect to these shares, there are prohibitions upon the exercise of this Option and the later sale of any shares purchased under this Option. These prohibitions stem from the securities laws.

     Please contact the undersigned with any questions you may have.


                                    Sincerely,